Walthausen Select Value Fund

September 30, 2012
Third Quarter

Investment Objective

The Walthausen Select Value Fund seeks long-term capital appreciation.

Investment Policy

The Fund invests primarily in common stocks of small and mid capitalization companies defined as those with a market capitalization of $4 billion or less at the time of purchase. Normally, the Fund will invest at least 80% of its net assets in small and mid capitalization stocks.

Investor Profile

The fund may be suitable to investors seeking long-term growth of capital, who can tolerate the risks associated with investing in small and mid capitalization common stocks. The earnings and prospects of these companies are generally more volatile than larger companies.

PERFORMANCE SUMMARY (%) (as of 9/30/12)

	Q3 2012	1 Yr	Since * Inception (12/27/10)
Walthausen Select Value Fund: Investor Class	8.65	35.82	7.18
Walthausen Select Value Fund: Retail Class	8.60	35.42	6.86
Russell 2500 Value Index	5.85	32.15	5.94

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that when an investor's shares, when redeemed, may be worth more or less than their original cost. The current performance may be lower or higher then the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling (888) 925-8428. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Average Annualized Total Return

The Russell 2500 Value Index measures the performance of small cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

FUND INVESTMENT STYLE

The Fund's investment advisor searches for securities across the broad universe of small capitalization companies, using a proprietary scoring model to identify companies that are trading at a discount to intrinsic value. Research is generated internally, avoiding external sell-side analysis. The two critical areas for analysis are the cash flow statement and balance sheet which allow an evaluation of a company's sustainable free cash flow. This cash flow can be used to invest and expand, acquire other companies, reduce debt, buy in stock or pay dividends. Investment decisions are made on the basis of whether the company is selling at a discount valuation, management has an achievable plan for building shareholder value, and their track record suggests they are capable of implementing the strategy.

Key Fund Facts

Inception Date:	12/27/10
Net Assets	$1.5 million
Investor Class	
Ticker Symbol:	WSVIX
Cusip:	933310203
NAV:	$11.30
Total Expense Ratio:	1.45%
Investment Minimums	
Regular Account..................	$10,000
Automatic Reinvestment Plan...	$5,000
IRA / Roth IRA Account	$5,000
Retail Class	
Ticker Symbol:	WSVRX
Cusip:	933310302
NAV:	$11.24
Total Expense Ratio:	1.70% *
Investment Minimums	
Regular Account..................	$2,500
Automatic Reinvestment Plan...	$2,500
IRA / Roth IRA Account	$2,500

* Includes a 12b-1 fee of 0.25%

PORTFOLIO MANAGER:

The Portfolio Manager of the fund is John Walthausen, CFA, a thirty year veteran in small cap investing. He is CIO of the Investment Adviser to the Fund, Walthausen & Co., LLC, which he formed in August, 2007. He is assisted by the investment team that joined him from his former employer, Paradigm Capital Management. At Paradigm, he was the portfolio manager of the Paradigm Value Fund, which he managed from the fund's inception in January, 2003, through to the time of his departure in July, 2007.

Investment Adviser:
Walthausen & Co., LLC
9 Executive Park Drive.
Clifton Park, NY 12065
(518) 371-3450

Transfer Agent:
Mutual Shareholders Services
Custodian Bank:
Huntington National Bank

Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

Walthausen Select Value Fund

September 30, 2012
Third Quarter

Fund Characteristics

(as of 9/30/12)

	WSCVX	Russell 2500 Value
No. of Holdings	40	1778
Median Market Cap	$2,226.9m	$638.3m
Average Weighted Market Cap	$2,344.7m	$2,691.9m
Price-to-Book	1.7x	1.3x

Source: FactSet Research

TOP TEN HOLDINGS

(as of 9/30/12)

(% of net assets)

Ocwen Financial Corp.	3.5
Gulfport Energy Corp.	3.5
Shaw Group, Inc. .	3.5
Worthington Industries, Inc.	2.8
Lexmark International, Inc.	2.8
HealthSouth Corp.	2.7
Fidelity National Financial, Inc.	2.7
Foster Wheeler Ltd.	2.7
Triumph Group, Inc.	2.6
Cooper Tire & Rubber Company	2.6
Total % of Portfolio	29.4

Fund holdings and asset allocations are subject to change, and are not recommendations to buy or sell any security.

SECTOR ALLOCATION

(as of 9/30/12)
(% of net assets)

	WSCVX	Russell 2500 Value
Industrials	25.0	13.5
Financials	22.6	32.5
Information Technology	11.8	9.6
Consumer Discretionary	10.4	11.2
Energy	8.3	7.4
Materials	7.8	6.9
Consumer Staples	6.9	2.4
Healthcare	4.3	6.4
Telecom Services	0.0	1.2
Utilities	0.0	8.9
	97.1	100.0
Net Cash*	2.9	

** Net cash represents cash equivalents and other assets less liabilities. Sectors are defined by GICS. Allocations are subject to change.*

TOP FIVE HOLDINGS PROFILE (9/30/12)

Ocwen Financial Corp (3.5%)

Provides asset management and business process solutions to the financial services industry. It principally offers loan servicing, special servicing, mortgage loan due diligence, and receivables management services.

Gulfport Energy Corp. (3.5%)

Engages in the exploration, development, and production of oil and natural gas properties in Louisiana, Texas, Colorado and Canada.

Shaw Group, Inc. (3.5%)

Provides technology, engineering, procurement, construction, maintenance, fabrication, manufacture, consulting, remediation, and facilities management services to electric utilities, power producers, oil companies, and industrial corporations worldwide.

Worthington Industries, Inc. (2.8%)

Operates as a diversified metals processing company that focuses on steel processing and manufactured metal products in the United States, Canada, Europe, and internationally.

Lexmark International, Inc. (2.8%)

Engages in the development, manufacture, and supply of printing, imaging, document workflow, and content management solutions for office in North and South America.

Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com